[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Electronic Supervision Code: [*]

State-Owned Construction Land Use Right

Granting Contract

Promulgated by

Ministry of Land and Resources of the People’s Republic of China

State Administration for Industry and Commerce of the People’s Republic of China

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Contract number: C13090020170010BC

State-Owned Construction Land Use Right Granting Contract

Parties to this Contract:

Grantor: The Bureau of Land and Resources of Cangzhou

Mailing address: Bohai New Area Branch, the Bureau of Land and Resources of Cangzhou

Postal code: 061113

Telephone: [*]

Facsimile: 0317-5767570

Account Bank: [*]

Account number: [*]

Grantee: FibroGen (China) Medical Technology Development Co., Ltd.

Mailing address: Rooms 101-601, Unit 2, Building No. 7, No. 88, Ke Chuang Liu Jie, Beijing Economic and Technological Development Zone, Beijing City

Postal code: 101111

Telephone: [*]

Facsimile: 010-56315052

Account Bank: [*]

Account number: [*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Chapter I General Provisions

Article IThis Contract is entered into by and between the parties based on the principles of equality, free will, good faith and for a consideration, in accordance with the Property Law of the People’s Republic of China, the Contract Law of the People’s Republic of China, the Land Administration Law of the People’s Republic of China, the Urban Real Estate Administration Law of the People’s Republic of China and other applicable laws and administrative regulations and the policies in respect of land supply.

Article IIThe ownership of the granted land belongs to the People’s Republic of China. Grantor is authorized by applicable laws to grant the right to use state-owned construction land. Such grant does not include the underground resources or buried objects.

Article IIIFor the state-owned construction land of which Grantee has lawfully obtained the use right, Grantee is entitled to, during the term of the grant, the possession, utilization, profits from and lawful disposition of the land, and have the right to lawfully construct buildings, structures and ancillary facilities thereon.

Chapter II Delivery of the Granted Land and Payment of the Grant Fee

Article IVThe serial number of the land parcel to be granted under this Contract is C-2016-41. The total area of the parcel is thirty-three thousand, three hundred and fifty-one point two zero (33,351.20) square meters, of which, the area of the land parcel to be granted is thirty-three thousand, three hundred and fifty-one point two zero (33,351.20) square meters.

The land parcel to be granted under this Contract is located at the western section of Cangzhou Coastal-Port Economic and Technological Development Zone bordering with state-owned vacant land to the north, south and west, and Jingliu Road to the east.

The ichnographic boundaries of the granted land parcel hereunder are      /      ; the map showing the ichnographic boundaries of the granted land parcel is set forth in Appendix 1.

The upper limit of the vertical limit of the granted land parcel hereunder shall be    / , and the lower limit thereof shall be   / , and the height difference is   /   meters. The vertical limit of the granted land parcel is set forth in Appendix 2.

The spatial scale of the granted land parcel shall be the closed spatial scale created by the perpendicular planes constituted by the aforesaid boundaries and the plane constituted by the upper limit and the lower limit of elevation.

Article VThe land parcel granted hereunder shall be used for industrial purposes.

Article VIGrantor agrees to deliver the granted land parcel to Grantee by [*], and Grantor agrees to cause the land parcel to meet the land requirements as set forth in Clause (I) of this Article at the time of such delivery:

(I)Levelness of the land parcel: to make the land parcel level within;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

The surrounding infrastructure of the land parcel shall meet the following requirements: The construction of water supply, road and electricity supply facilities outside the land parcel shall be completed.

(II)Current land conditions:               /                .

Article VIIThe state-owned construction land use right granted hereunder shall have a term of grant of 50 years, commencing on the date of delivery pursuant to Article VI hereof, or, in the case of post-registration of land use right granted on a piece of state-owned construction land that was previously allotted (leased), the date of execution of the contract.

Article VIIIThe grant fee for the granting of the state-owned construction land use right of the land parcel hereunder shall be RMB four million, eight hundred and forty thousand (4,840,000), at a unit price of RMB one hundred and forty-five point one two (145.12) per square meter.

Article IXThe deposit for the land parcel granted hereunder shall be RMB [*], and shall set off a portion of the grant fee.

Article XGrantee agrees to pay Grantor the grant fee for the state-owned construction land use right pursuant to Clause (I) of Section 1 under this Article X:

(I)Within 60 days from the date of execution of this Contract, Grantee shall pay the grant fee in a lump sum.

(II)Grantee shall pay in     /     installments the grant fee to Grantor at such times and in such amounts as set forth below.

In the event that Grantee pays the grant fee for the state-owned construction land use right in installments, Grantees agrees to pay Grantor, at the time of the second and each subsequent installment payment, an interest thereon at the loan interest rate published by the People’s Bank of China on the date of the first installment payment.

Article XIAfter full payment of the entire grant fee for the land parcel pursuant to the terms hereof, Grantee shall file an application for registration of the granted state-owned construction land use right by presenting this Contract, the payment certificate of the grant fee, and other relevant supporting documents.

Chapter IIIDevelopment, Construction and Utilization of the Land

Article XIIGrantee agrees to comply with the requirements set forth in Clause (I) of this Article in respect of the development investment intensity of the land parcel hereunder:

(I)In the event the land parcel granted hereunder is used for the construction of an industrial project, Grantee agrees that the aggregate fixed asset investment in the project on the land parcel under this Contract shall be no less than the amount approved or registered, which is RMB [*], and the investment intensity shall be no less than RMB [*] per square meter. The aggregate fixed asset investment of the construction project on the land parcel hereunder shall include, among others, the buildings, structures and ancillary facilities, investment in equipment and the grant fee.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

(II)In the event the land parcel granted hereunder is not used for the construction of an industrial project, Grantee undertakes that the aggregate development investment amount on the land parcel hereunder shall be no less than RMB              /             (in numbers, ______ / _______).

Article XIIIAny new building, structure and ancillary facility constructed by Grantee within the land parcel under this Contract shall satisfy the planning requirements of the land parcel granted (as provided in Appendix 3) as imposed by the planning administration department of the appropriate municipality or county government. Such requirements include:

Nature of the main building: [*];

Nature of the ancillary buildings: [*];

Total construction area: [*];

Plot ratio: no more than         /         , and no less than [*]         ;

Building height limit:                /                ;

Building coverage ratio: no more than [*], and no less than [*];

Greening rate: no more than [*], and no less than    /    ;

Other land use requirements: [*].

Article XIVGrantee agrees to comply with Clause (I) of this Article with respect to the construction of ancillary facilities on the land parcel under this Contract:

(I)The land parcel hereunder is used for the construction of an industrial project. In accordance with the planning design requirements imposed by the planning authority, the land area, within the granted land parcel hereunder, used for internal administrative office and living service facilities shall be no more than [*] of the total area of the granted land parcel, which equals [*] square meters, and the construction area thereof shall be no more than _________/__________ square meters. Grantee agrees not to build any residential units, expert housings, hotels, guesthouses, training centers or other non-production facilities within the granted land parcel.

(II)The land parcel hereunder is used for the construction of a residential project. In accordance with the planning construction requirements imposed by the authorities of planning and construction administration, the total number of residential units built on the land parcel granted hereunder shall be no less than __  / __. Among them, there should be no less than ____/_____ residential units with a per-unit construction area under 90 square meters, and the requirements of such residential units shall be ____________/ ______________. The ratio of the total area of the residential units within the land parcel hereunder with a per-unit construction area under 90 square meters to the aggregate development construction area of the land parcel shall be no less than __/ ___%. With respect to the affordable housing, low-rent housing and other government-sponsored housing built within the land parcel under this Contract, Grantee agrees to act, upon the completion of their constructions, in accordance with Item _/__ of this provision:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

1.Handover to the government;

2.Repurchase by the government;

3.Disposal pursuant to the applicable government regulations in respect of the construction and sales administration of affordable housing;

4.___________/______________.

Article XVGrantee agrees to concurrently construct the following ancillary projects on the land parcel under this Contract, and to transfer without compensation such ancillary projects to the government upon completion thereof: ___________/_________.

Article XVIGrantee agrees to commence the construction project on the land parcel hereunder by [*] and to complete such project by [*].

Grantee shall submit an application for extension of construction commencement to Grantor 30 days in advance if it cannot commence on time. If the application is approved by Grantor, the completion time of the project may be extended accordingly, provided, however, that the extension period shall not exceed one year.

Article XVIIDuring the construction on the land parcel under this Contract, Grantee shall comply with applicable regulations with respect to the works of connection between water supply, gas supply, sewage disposal and other facilities and the main pipelines and power substations outside of the land parcel.

Grantee agrees that any pipelines or wires installed by the government for public utility purposes may enter, exit, pass, or cross the land parcel, provided that the government or the entity responsible for the construction of public utilities shall reasonably compensate Grantee if the utilization of the land parcel is affected thereby.

Article XVIIIGrantee shall use the land in accordance with, and shall not alter without appropriate approval, the purpose of the land and the plot ratio as agreed herein. Both parties agree to apply Clause (I) of this Article in the event that the purpose of the land agreed herein needs to be altered during the term of the grant:

(I)Grantor shall reclaim the construction land use right with compensation.

(II)The parties shall obtain the approval for the land purpose change in accordance with the laws and enter into an amendment to the existing, or a new, state-owned construction land use right granting contract, and Grantee pay an additional grant fee for state-owned construction land use right in an amount equal to the difference between the appraised market price of the construction land use right for the new purpose at the time the change is approved and that of the construction land use right for the original purpose, and obtain land use change registration.

Article XIXThe government reserves the right to make any planning adjustment to the land parcel hereunder during the term of use. In the case of any amendment to the previous planning, the existing buildings on the land parcel at that time shall not be affected; provided, however, that in the event of any alteration, renovation or re-building of the buildings, structures and ancillary facilities on the land parcel during the term of use, or when applying for an extension after the original term expires, the planning then in effect shall apply.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Article XXGrantor shall not reclaim Grantee’s lawful state-owned construction land use right prior to the expiration of the term of use provided herein; under special circumstances where early reclamation of such right is required for social and public interest reasons, Grantor shall obtain an approval pursuant to the legal procedures, and shall indemnify the user of the land based on the value of the buildings, structures and ancillary facilities on the land at the time of such reclamation, the appraised market price of the state-owned construction land use right for the remaining period, and the appraised direct losses.

Chapter IV Assignment, Lease and Mortgage
of the State-Owned Construction Land Use Right

Article XXISubject to its full payment of the grant fee for the state-owned construction land use right in accordance with the terms hereof and receipt of the state-owned land use certificate, Grantee is entitled to assign, lease or mortgage all or any part of the state-owned construction land use right hereunder. The initial assignment shall meet the requirements as set forth in Clause (I) of this Article:

(I)Grantee has made investment and development in accordance with the terms of this Contract, and has completed at least 25% of the total development investment amount;

(II)Grantee has made investment and development in accordance with the terms of this Contract, and has created the land conditions for industrial or other construction use.

Article XXIIContracts of such assignment, lease and mortgage in respect of the state-owned construction land use right shall not violate any laws or regulations of the State or the terms of this Contract.

Article XXIIIUpon the assignment of all or a part of the state-owned construction land use right hereunder, the rights and obligations set forth in this Contract and in the land registration documents shall be assigned together with such assignment, and the term of use for the state-owned construction land use right shall be the term of use provided herein minus the number of years that have elapsed.

Upon the lease of all or a part of the state-owned construction land use right hereunder, the rights and obligations set forth in this Contract and in the land registration documents shall remain with Grantee.

Article XXIVIn the event of any assignment or mortgage of the state-owned construction land use right hereunder, the parties to such assignment or mortgage shall register the change in land right at the applicable administration of land and resources by presenting this Contract, the relevant contract of assignment or mortgage, and the state-owned land use certificate.

Chapter VExpiration of Term of Use

Article XXVUpon expiration of the term of land use as provided herein, if the land user needs to continue using the land parcel hereunder, it shall submit an application to Grantor for an extension at least one year prior to the expiration date. Grantor shall approve such extension, unless the land parcel is required to be reclaimed due to social and public interests.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Upon expiration of the term of land use right for residential housing construction land, the term of use shall be automatically extended.

Where Grantor approves such extension, the land user shall perform the formalities for granting, lease or other compensated land use in compliance with legal requirements, enter into a new granting, lease or other compensated land use contract, and pay land grant fee, rent or other fee for the compensated land use.

Article XXVIIf the term of land granting expires, and the land user applies for an extension, but is denied due to social and public interest concerns, the land user shall return the state-owned land use certificate, and cancel the state-owned construction land use right registration pursuant to the applicable requirements. Such land use right shall be reclaimed by Grantor without compensation. Grantor and such land user agree that, with respect to the buildings, structures and ancillary facilities on the land parcel hereunder, the following Item (I) of this Article shall apply:

(I)Grantor shall reclaim the buildings, structures and ancillary facilities, and compensate the land user for the remaining value thereof at the time of reclamation.

(II)Grantor shall reclaim the buildings, structures and ancillary facilities without compensation.

Article XXVIIIf the term of land granting expires, but the land user does not apply for an extension, the land user shall return the state-owned land use certificate, and cancel the state-owned construction land use right registration in compliance with legal requirements. Such state-owned construction land use right shall be reclaimed by Grantor without compensation. The buildings, structures and ancillary facilities on the land parcel hereunder shall be reclaimed by Grantor without compensation, and the land user shall maintain such buildings, structures and ancillary facilities in normal working conditions, and shall not cause any damage to them willfully. If the buildings, structures and ancillary facilities are not in normal working conditions, Grantor may request the land user to remove or to demolish such buildings, structures and ancillary facilities, and to restore the leveling of the land.

Chapter VIForce Majeure

Article XXVIIIIf either party is unable to perform all or part of the Contract due to force majeure, its liability may be exempted; provided, however, that such party shall, to the extent possible in light of the circumstances, take all remedial measures necessary to mitigate the losses caused by force majeure. Liability shall not be exempted if the force majeure occurs during the period of the delayed performance of one party.

Article XXIXIn the event of force majeure, the affected party shall notify the other party in writing, including through letter, telegram, and facsimile, within 7 days of such event, and shall submit, within 15 days of the event, to the other party a report and proof of its inability to perform all or part of the Contract or the need to delay its performance thereof.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Chapter VIILiabilities for Breach of Contract

Article XXXGrantee shall timely pay the grant fee for the state-owned construction land use right pursuant to the terms hereof. If Grantee fails to pay the grant fee for the state-owned construction land use right on time, Grantee shall pay liquidated damages equal to [*] of the overdue amount to Grantor for every day of delay, commencing from the date on which the amount becomes overdue. If the payment has been overdue for more than 60 days and Grantee still fails to make the payment despite the notice by Grantor demanding such payment, Grantor shall be entitled to terminate this Contract, while Grantee shall not be entitled to a refund of the deposit, and Grantor may also hold Grantee liable for Grantor’s losses.

Article XXXIIf Grantee proposes to Grantor to terminate this Contract and applies to return the land to Grantor due to the fact that it has ceased its investment in and construction of the project for its own reasons, Grantor may, subject to the approval of the government that approved the original land granting plan, and in accordance with the following provisions, as applicable, refund all or part of the grant fee for the state-owned construction land use right (without interest) other than the deposit provided herein, and reclaim the state-owned construction land use right, and may make no compensation to Grantee for the buildings, structures and ancillary facilities already constructed within the land parcel. Grantor may further request Grantee to remove the constructed buildings, structures and ancillary facilities and to restore the leveling of the land; provided, however, in the event that Grantor desires to continue using such buildings, structures and ancillary facilities within the land parcel, Grantor shall make certain compensation to Grantee:

(I)In the event Grantee files the application at least 60 days prior to the first anniversary of the construction commencement date provided herein, Grantor shall refund the grant fee paid by Grantee for the state-owned construction land use right to Grantee after deduction of the deposit;

(II)In the event Grantee files the application after the first anniversary of the construction commencement date provided in this Contract but 60 days prior to the second anniversary of such construction commencement date, Grantor shall refund the grant fee paid by Grantee for the state-owned construction land use right to Grantee after deduction of the deposit provided herein and a land idle fee imposed in accordance with legal requirements.

Article XXXIIIn the event Grantee causes the land to be idle for at least one year but less than two years, Grantee shall pay a land idle fee in accordance with legal requirements. In the event the land remains idle for two years or longer, and the construction has not commenced, Grantor shall be entitled to reclaim the state-owned construction land use right without compensation.

Article XXXIIIIn the event Grantee fails to commence the construction by the date provided herein, or the date agreed to in case of an approved extension, as applicable, for each day of delay, Grantee shall pay Grantor liquidated damages in an amount equal to [*] of the total grant fee for the state-owned construction land use right, and Grantor shall have the right to require Grantee to continue to perform this Contract.

In the event Grantee fails to complete the construction on the date provided herein, or the date agreed to in case of an approved extension, as applicable, for each day of delay, Grantee shall pay Grantor liquidated damages in an amount equal to [*] of the total grant fee for the state-owned construction land use right.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Article XXXIVIn the event the total fixed asset investment, the investment intensity or the total development investment of the project fails to meet the standards set forth herein, Grantor may require Grantee to pay liquidated damages as a percentage of the grant fee for the state-owned construction land use right, which percentage shall equal the proportion of the actual shortfall to the agreed total investment or investment intensity index, and Grantor may also require Grantee to continue to perform this Contract.

Article XXXVIn the event the plot ratio, building coverage ratio or any other index of the land parcel hereunder is lower than the minimum stipulated herein, Grantor may require Grantee to pay liquidated damages as a percentage of the grant fee for the state-owned construction land use right, which percentage shall equal the proportion of the actual shortfall to such minimum stipulated, and Grantor shall have the right to require Grantee to continue to perform this Contract; in the event the plot ratio, building coverage ratio or any other index of the land parcel is higher than the maximum stipulated herein, Grantor shall be entitled to reclaim the part that is in excess of the maximum stipulated, and to require Grantee to pay liquidated damages as a percentage of the grant fee for the state-owned construction land use right, which percentage shall equal the proportion of the actual excess to the maximum stipulated herein.

Article XXXVIIn the event the greening rate, the percentage of the land used for internal administrative office and living service facilities, the construction area of internal administrative office and living service facilities or any other index in respect of an industrial construction project exceeds the index stipulated herein, Grantee shall pay Grantor liquidated damages in an amount equal to [*] of the grant fee for the land parcel, and shall be required to remove the corresponding greening and building facilities.

Article XXXVIIGrantor shall, upon Grantee’s payment of the grant fee for the state-owned construction land use right pursuant to this Contract, deliver the granted land on time in accordance with the terms hereof. In the case of any delay in Grantee’s possession of the land parcel hereunder due to the failure of Grantor to timely deliver the granted land, for each day of such delay, Grantor shall pay Grantee liquidated damages in an amount equal to [*] of the grant fee for the state-owned construction land use right paid by Grantee, and the term of land use shall commence on the date of actual delivery of the land. In the event the delay by Grantor continues for more than 60 days, and Grantor still fails to deliver the land despite the notice from Grantee demanding the delivery, Grantee shall be entitled to terminate the Contract, and Grantor shall pay Grantee an amount equal to twice the deposit, and refund to Grantee the balance of the grant fee paid for state-owned construction land use right. Grantee may also hold Grantor liable for Grantee’s losses.

Article XXXVIIIIn the event that Grantor fails to deliver the land on time, or the land delivered does not meet the land conditions as stipulated herein, or Grantor unilaterally alters the land use conditions, Grantee shall have the right to require Grantor to perform Grantor’s obligations according to the terms provided herein, and to indemnify Grantee for the direct loss incurred by Grantee due to such delay. The term of land use shall commence from the date on which the stipulated land conditions are satisfied.

Chapter VIIIGoverning Law and Dispute Resolution

Article XXXIXThe formation, validity, interpretation, performance and dispute resolution of this Contract shall be governed by the laws of the People’s Republic of China.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Article XLAny dispute arising from the performance of this Contract shall first be resolved through negotiation between the parties. If the parties do not settle after negotiation, such dispute shall be resolved by in accordance with Item (I) of this Article:

(I)submitting the dispute to Cangzhou Arbitration Commission for arbitration;

(II)bringing an action to a people’s court in accordance with law.

Chapter IXMiscellaneous

Article XLIThe land granting plan in connection with the land parcel hereunder has been approved by the Cangzhou Bohai New Area Administration Committee (people’s government). This Contract shall become effective as of the date of execution by both parties.

Article XLIIBoth parties represent that the names, mailing addresses, telephone numbers, facsimile numbers, account banks, agents and other information filled in under this Contract are accurate and valid. In the event that one party’s information changes, such party shall notify the other party in writing within 15 days from the date of the change, or be responsible for any failure in timely notification.

Article XLIIIThis Contract, together with its appendices, consists of twenty-one pages, and the Chinese version shall prevail.

Article XLIVThe prices, amounts and areas herein shall be set forth both in texts and in numbers, which shall be consistent with each other. In case of any inconsistency, those stated in texts shall prevail.

Article XLVWith respect to any issue not stipulated herein, the parties may enter into a separate agreement, which shall be attached hereto as an appendix, and shall have the same legal force and effect as this Contract.

Article XLVIThis Contract shall be executed in four counterparts, of which Grantor shall keep one and Grantee shall keep three, all of which shall have the same legal force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Supplementary Clause

Grantee shall, at the time of commencement and completion of the construction project on the land parcel hereunder, submit a written report on the commencement or completion, as the case may be, of the construction to the Zhongjie Industrial Zone Land and Resources Station of Bohai New Area Branch of the Bureau of Land and Resources of Cangzhou. Failure to do so will render Grantee ineligible to participate in any land acquisitions in Bohai New Area within one year.

Grantor (chop):	Grantee (chop):
Legal representative	Legal representative
(or authorized representative):	(or authorized representative):
(Signature):/s/ Haihua Zhang	(Signature): /s/ Junming Chen

Date: February 21, 2017

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

Appendix 2

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.32

[*]